EXHIBIT 32.2


                CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the GTC Telecom Corp. First Amended Quarterly Report on Form 10-QSB/A for the quarter ended December 31, 2006 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Gerald A. DeCiccio, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C.
Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge:

     (1) Fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended, and

     (2) The information contained in such First Amended Quarterly Report on Form 10-QSB/A fairly presents in all material respects the financial condition and results of operations of the Company.

/s/ Gerald A. DeCiccio
----------------------
Gerald A. DeCiccio
Chief Financial Officer
(Principal Accounting Officer)

April 10, 2007


A signed original of this written statement required by Section 906, or other document authenticating, acknowledging, or otherwise adopting the signature that appears in typed form within the electronic version of this written statement required by Section 906, has been provided to GTC Telecom Corp. and will be retained by GTC Telecom Corp. and furnished to the Securities and Exchange Commission or its staff upon request.